Exhibit 99.1

JOEL S. MARCUS
P.O. BOX 2807
BEVERLY HILLS, CA 90213

August 7, 2012

Mr. Stanford L. Kurland

Chairman/CEO

PennyMac Mortgage Investment Trust

6101 Condor Drive

Moorpark, CA 93021

RE:          PennyMac Mortgage Investment Trust (“PennyMac”)

Dear Stan:

This letter will represent my resignation from the Board of Directors and Committees of PennyMac effective immediately.

I have taken on numerous life science board roles and that is where my passion lies. Thank you and best wishes.

Respecfully,

/s/ Joel S. Marcus
Joel S. Marcus

cc:	Mr. Randall D. Hadley